                                                               Exhibit (h)(1)(i)
                                                               -----------------

                                   Exhibit A
                                   ---------
                     Schedule to Administration Agreement
                            as of December 6, 2001

                                                                        Fee Rate:
                                                                        --------
                                                Institutional and
                                              Administrative Classes                Classes A, B & C
                                              ----------------------                ----------------

------------------------------------------------------------------------------------------------------------
                                           Core                               Core
Fund                                       Expenses*     Other     Total      Expenses*   Other    Total**
----                                       ---------     -----     -----      ---------   -----    -------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PIMCO Capital Appreciation                    0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap                                 0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Micro-Cap                               0.10        0.15      0.25         n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Renaissance                             0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Select Growth                           0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Growth                                  0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Target                                  0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Opportunity                             0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Innovation                              0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Value                                   0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value                         0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Mega-Cap                                0.10        0.15      0.25          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Select International                    0.15        0.35      0.50         0.15      0.55       0.70
------------------------------------------------------------------------------------------------------------
PIMCO Structured Emerging Markets             0.15        0.35      0.50          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Structured
   Emerging Markets                           0.15        0.35      0.50          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                    0.10        0.15      0.25         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------
PIMCO Equity Income                           0.10        0.15      0.25         0.10      0.40       0.50
------------------------------------------------------------------------------------------------------------
PIMCO Basic Value                             0.10        0.15      0.25          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Value 25                                0.10        0.15      0.25          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------
PIMCO Global Innovation                       0.15        0.25      0.40         0.15      0.45       0.60
------------------------------------------------------------------------------------------------------------
PIMCO Growth & Income                         0.10        0.15      0.25         0.10      0.40       0.50
------------------------------------------------------------------------------------------------------------
PIMCO Healthcare Innovation                   0.10        0.15      0.25         0.10      0.40       0.50
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
PIMCO Funds Asset Allocation Series
-----------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation                        0.05        0.05      0.10         0.10      0.30       0.40
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
PIMCO RCM Funds
---------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund               0.10        0.20      0.30         0.10      0.40       0.50
------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth                  0.10        0.20      0.30         0.10      0.40       0.50
  Fund
------------------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                        0.10        0.20      0.30         0.10      0.40       0.50
------------------------------------------------------------------------------------------------------------
PIMCO RCM Small-Cap Fund                      0.10        0.20      0.30          n/a       n/a        n/a
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           Core                               Core
Fund                                       Expenses*     Other     Total      Expenses*   Other    Total**
----                                       ---------     -----     -----      ---------   -----    -------
------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                   n/a         n/a       n/a         0.10        0.35     0.45
------------------------------------------------------------------------------------------------------------
PIMCO RCM Balanced Fund                       0.10        0.20      0.30          n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund               0.15        0.25      0.40         0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology
   Fund                                       0.15        0.25      0.40         0.15        0.40     0.55
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund               n/a         n/a       n/a         0.15        0.40     0.55
------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth
   Equity Fund                                0.15        0.35      0.50         0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets                    0.15        0.35      0.50         0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                         0.15        0.35      0.50         0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                  0.15        0.25      0.40         0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------


___________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
**   The Total fee rate for Class A, B and C shares shall be reduced by 0.05%
per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.

                                Class D Shares
                                --------------

--------------------------------------------------------------------------------------------
                                              Core
Fund                                          Expenses*         Other           Total
----                                          ---------         -----           -----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
PIMCO Capital Appreciation                       0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Mid-Cap                                    0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Renaissance                                0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Growth                                     0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Innovation                                 0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Value                                      0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                       0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Equity Income                              0.10            0.65            0.75
-------------------------------------------------------------------------------------------
PIMCO Select Growth                              0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Opportunity                                0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Small-Cap Value                            0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Global Innovation                          0.15            0.70            0.85
-------------------------------------------------------------------------------------------
PIMCO Target                                     0.10            0.55            0.65
-------------------------------------------------------------------------------------------
PIMCO Select International                       0.15            0.80            0.95
-------------------------------------------------------------------------------------------
PIMCO Growth & Income                            0.10            0.65            0.75
-------------------------------------------------------------------------------------------
PIMCO Healthcare Innovation                      0.10            0.65            0.75
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
PIMCO RCM Funds
---------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund                  0.10            0.40            0.50
-------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund                0.10            0.40            0.50
-------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                           0.10            0.40            0.50
-------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                     0.10            0.35            0.45
-------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund                  0.15            0.45            0.60
-------------------------------------------------------------------------------------------
PIMCO RCM Global Technology Fund                 0.15            0.40            0.55
-------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund                 0.15            0.40            0.55
-------------------------------------------------------------------------------------------
PIMCO RCM International Growth Equity Fund       0.15            0.55            0.70
-------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets Fund                  0.15            0.55            0.70
-------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                            0.15            0.55            0.70
-------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                     0.15            0.45            0.60
-------------------------------------------------------------------------------------------

__________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.